GMACM Home Equity Loan Trust 2002-HE3

GMAC Mortgage (Graphic Omitted)

                           $540,206,000 (Approximate)
                          Subject to a +/- 10% variance

MBIA (Graphic Omitted)

                                 Credit Enhancer

                    Residential Asset Mortgage Products, Inc.
                                    Depositor

                            GMAC Mortgage Corporation
                               Seller and Servicer


Bank One Capital Markets Inc. (Graphic Omitted)
A Bank 1 One Company (Graphic Omitted)


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Preliminary Term Sheet                      Prepared: August 19, 2002



                           $540,206,000 (Approximate)
                      GMACM Home Equity Loan Trust 2002-HE3

                             MBIA (Graphic Omitted)
                                (CREDIT ENHANCER)

------------ --------------- --------- ---------------------- ----------- -------------------- -----------------
  Offered         Note         WAL                            Note Rate     Expected Rating      Legal Final
  Classes     Balance (1)       (2)    Targeted Final            (4)      (S&P/Moody's/Fitch)      Maturity
                                       Distribution Date(3)
------------ --------------- --------- ---------------------- ----------- -------------------- -----------------
    A-1        $210,000,000  1.5 yrs       February 2004        (5)(6)        AAA/Aaa/AAA       September 2032
------------ --------------- --------- ---------------------- ----------- -------------------- -----------------
    A-2        $158,000,000  3.0 yrs        August 2005         (5)(6)        AAA/Aaa/AAA       September 2032
------------ --------------- --------- ---------------------- ----------- -------------------- -----------------
    A-3        $172,206,000  5.0 yrs        August 2007         (5)(6)        AAA/Aaa/AAA       September 2032
------------ --------------- --------- ---------------------- ----------- -------------------- -----------------
   Total       $540,206,000
------------ --------------- --------- ---------------------- ----------- -------------------- -----------------

(1)  Subject to a plus or minus 10% variance.

(2) See "Prepayment Assumption" herein, subject to funding of the Variable Pay Revolving Note.

(3)  Subject to funding of the Variable Pay Revolving Note.

(4) The margin on the Notes will increase to 0.50% for each interest accrual period beginning after the Payment Date (as defined herein) following the first Payment Date on which the Optional Redemption (as defined herein) can be exercised.

(5) The margin on the C lass A Notes will increase to 0.25% for each interest accrual period beginning after the Payment Date (as defined herein) following the first Payment Date on which an Early Amortization Event (as defined herein) has occurred.

(6) The Class A No tes will accrue interest at a rate equal to the least of (i) One Month LIBOR plus the related margin, (ii) the Net WAC Rate and (iii) 14.00%.


Depositor: Residential Asset Mortgage Products, Inc.

Sellers  and  Servicer:   GMAC  Mortgage  Corporation   ("GMACM")  and  a  trust
     established by an affiliate of GMACM.

Credit Enhancer:             MBIA Insurance Corporation

Lead Manager:                Banc One Capital Markets, Inc.

Co-Managers:  Bear,  Stearns & Co.  Inc.  and GMAC  Commercial  Holding  Capital
     Markets Corp.

Owner Trustee: Wilmington Trust Company


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Indenture Trustee: Wells Fargo Bank Minnesota, N.A.

Offered Notes:  The Class  A-1,  Class  A-2 and Class A-3 Notes  (together,  the
     "Class A Notes"). Each Class A Note shall be AAA/Aaa/AAA rated and shall receive interest on a monthly basis and 100% of its scheduled principal on its Targeted Final Distribution Date, unless an Early Amortization Event occurs.

Non-Offered Notes:  Variable Pay  Revolving  Notes ("VPRN" and together with the
     Class A Notes, the "Notes"). An asset-backed commercial paper conduit administered by Bank One, NA will be the initial VPRN investor. A back-up liquidity facility to the conduit is provided by a financial institution rated at least A-1 / P-1. The VPRN will be transferable, subject to the limitations described herein and in the Indenture. The VPRN is not offered pursuant to the prospectus supplement.


Credit Enhancement: Excess interest, overcollateralization and a Policy (as defined herein) to be provided by MBIA Insurance Corporation.

Targeted Final Distribution Date: Each Class A Noteholder will receive interest on a monthly basis, and principal on its scheduled Targeted Final Distribution Date, unless an Early Amortization Event occurs.

           Class                Targeted Final Distribution Date
           -----                --------------------------------
           Class A-1             February 2004
           Class A-2             August 2005
           Class A-3             August 2007

     Subject to the terms and conditions contained herein, the principal proceeds for each Targeted Final Distribution Date are expected to be provided by the VPRN investor.

Variable Pay Revolving Notes: The VPRN Investor, or the back-up liquidity provider, will be required to fund all principal payments at each Targeted Final Distribution Date, subject to the terms and conditions contained herein. If the VPRN investor fails to fund, or an additional VPRN is not issued, an Early Amortization Event will be declared, resulting in a step-up in the coupon for the Class A Notes to Libor + 0.25%, along with an accelerated pro-rata payment of all outstandings Notes.

     The Trust will not request an advance or offer to issue an additional VPRN if an Early Amortization Event has occurred, a downgrade of the Notes has occurred, an Event of Default is continuing without giving effect to applicable grace periods or waivers, or certain insolvency events have occurred with respect to the Credit Enhancer. At each Targeted Final Distribution Date, the Trust will request an advance or offer to issue a VPRN in an amount sufficient to retire the outstanding principal amount for the related class of Class A Notes.

     In addition, at closing an initial VPRN of $2,714,603 shall be funded by the VPRN investor to finance the build-up of the overcollateralization. Excess interest, beginning on the Payment Date in May 2003, will be applied to principal on the initial VPRN until the VPRN principal has been reduced to $0 (See "Overcollateralization Amount").


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     The principal on subsequent VPRN balances will be paid from principal collections on the underlying collateral.

     The VPRN is not offered hereby.

Credit Rating of VPRN Investor: The VPRN investor will be required to have at least two minimum short term ratings of A1/P1/F1, or at least two long term ratings of A/A2/A or greater from S&P, Moody's and Fitch, respectively. A transfer to an investor which does not meet the required ratings guidelines will require a [51%] vote from the holders of the Class A Notes.


Federal Tax Status: It is anticipated that the Notes will be treated as debt instruments for federal income tax purposes and that the Issuer will not be treated as a taxable mortgage pool.

Registration: The Class A Notes will be available in book-entry form through DTC and only upon request through Clearstream, Luxembourg and the Euroclear System.

Cut-off Date:                August 1, 2002.

Expected Pricing Date:       On or about August [21], 2002.

Expected Closing Date:       On or about August [28], 2002.

Expected Settlement Date:    On or about August [28], 2002.

Payment Date: The 25th day of each month (or if not a business day, the next succeeding business day) commencing in September 2002.


Interest Accrual Period: The interest accrual period with respect to the Notes for a given Payment Date will be the period beginning with the previous Payment Date (or, in the case of the first Payment Date, the Closing Date) and ending on the day prior to such Payment Date (on an actual/360 basis).

ERISAEligibility:  The  Class  A  Notes  are  expected  to  be  ERISA  eligible.
     Prospective investors must review the Prospectus and Prospectus Supplement and consult with their professional advisors for a more detailed description of these matters prior to investing in the Class A Notes.

SMMEATreatment: The Class A Notes will not constitute "mortgage related securities" for purposes of SMMEA.

Prepayment Assumption: 35% CPR, 10% Draw Rate on the mortgage loans.

_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Loan Rate: The "Loan Rate" of each mortgage loan is the per annum interest rate required to be paid by the mortgagor under the terms of the related credit line agreement.

     Interest on each adjustable-rate home equity revolving credit line ("HELOC") is computed daily and payable monthly on the average daily outstanding principal balance of such HELOC. After any initial teaser period, during which the Loan Rate may be fixed or set at a discounted variable rate for a period of approximately three to six months, the Loan Rate on each HELOC will be adjusted on each adjustment date to a rate equal to the sum of an index and a fixed percentage specified in the related credit line agreement, and is generally subject to a maximum Loan Rate over the life of the HELOC specified in the related credit line agreement.

Net Loan Rate: The "Net Loan Rate" is with respect to any Payment Date and any mortgage loan, the Loan Rate of that mortgage loan applicable to the Due Date in the related Collection Period (adjusted to an effective rate based on an actual/360 basis). begins, less (i) the servicing fee rate (0.50%) and (ii) beginning on the [thirteenth] Payment Date and thereafter, 0.50%.

Net WAC Rate: The "Net WAC Rate" is the per annum rate equal to (i) the weighted average Net Loan Rate of the Mortgage Loans less (ii) the premium rate on the Policy on an actual/360 basis multiplied by a fraction, the numerator of which is equal to the aggregate Note Principal Balance of the Notes and the denominator of which is equal to the aggregate principal balance of the Mortgage Loans and any amount on deposit in the Pre-Funding Account, adjusted to an effective rate based on an actual/360 basis.

Initial Mortgage Loans: As of the Cut-off Date, the aggregate principal balance of the Initial Mortgage Loans was approximately $407,191,079 the "Initial Mortgage Loans." See the attached collateral descriptions for additional information on the Initial Mortgage Loans.

Pre-Funding Account: On the Closing Date, approximately $135,730,359 will be deposited into an account (the "Pre-Funding Account"), such amount will be allocated to purchase subsequent mortgage loans. This amount will come from the proceeds of the sale of the Notes.

     During the Pre-Funding Period, funds on deposit in the Pre-Funding Account will be used by the issuer to purchase mortgage loans from the Seller from time to time. The "Pre-Funding Period" will be the period from the Closing Date to the earliest of (i) the date on which the amount on deposit in the Pre-Funding Account is less than $50,000, (ii) 90 days from the Closing Date (iii) the occurrence of a rapid amortization event. The mortgage loans sold to the trust after the Closing Date will conform to certain characteristics set forth in the Prospectus Supplement. Any amounts remaining in the Pre-Funding Account at the end of the Pre-Funding Period will be distributed on the following payment date, first up to $50,000 of any remaining amounts will be deposited into the Funding Account (as defined herein), and second, as a distribution of principal to the VPRN or, if the VPRN is not outstanding, the term notes pro-rata.


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Capitalized Interest Account: On the Closing Date, part of the proceeds of the sale of the Notes will be deposited into an account with the Indenture Trustee designated the "Capitalized Interest Account." Amounts on deposit in the Capitalized Interest Account will be withdrawn on each Payment Date during the Pre-Funding Period to cover any shortfall in interest payments on the Notes due to the pre-funding feature. Any amounts remaining in the Capitalized Interest Account at the end of the Pre-Funding Period will be paid to the GMACM.

Funding Account: An account (the "Funding Account") will be set up with the Indenture Trustee on the Closing Date. On each Payment Date during the revolving period after the payment date occurring in May 2003, the Indenture Trustee will deposit principal and, after the VPRN principal has been reduced as described under "Overcollateralization Amount", excess interest collections for the related collection period into the Funding Account (to the extent necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount), and will apply such amount first to buy any additional balances for any HELOCs currently in the mortgage pool and second to purchase subsequent mortgage loans to be included in the trust. If not all principal collections in the Funding Account have been applied to purchase additional balances and subsequent mortgage loans at the end of the revolving period, the amount left in the Funding Account will be distributed on the VPRN as principal distributions to the extent outstanding.

Overcollateralization  Amount: At the time of issuance of the Class A Notes, the
     Overcollateralization Amount will be zero. The initial Overcollateralization Amount shall be equal to the sum of (i) 0.50% of original collateral balance and (ii) 100% of the outstanding balance of mortgage loans which are 180 days or more contractually delinquent. Excess interest, beginning on the Payment Date in [May 2003] will be deposited in the Funding Account during the revolving period and will be applied as payments of principal on the VPRN until the initial VPRN has been reduced to $0. To the extent necessary during the managed amortization period, excess interest will be deposited in the Funding Account to acquire additional balances. The distribution of interest as principal will have the effect of accelerating the Notes relative to the underlying Mortgage Loans and any amounts remaining in the Pre-Funding Account On any Payment Date, the "Overcollateralization Amount" will be the amount by which the aggregate outstanding principal balance of the Mortgage Loans together with amounts on deposit in the Funding Account and the Pre-Funding Account exceeds the aggregate Principal Balance of the Notes.

Stepdown  Date:  On or after the  Payment  Date  occurring  in March  2005,  the
     Overcollateralization Target Amount will be allowed to step down to a certain percentage (specified in the Indenture, subject to certain performance triggers) of the aggregate principal balance of the Mortgage Loans provided that the Overcollateralization Target Amount may not be less than 0.25% of the aggregate principal balance of the Initial Mortgage Loans as of the Cut-off Date plus the amounts in the Pre-Funding Account as of the Closing Date.

The Policy: MBIA Insurance Corporation will issue a note insurance policy with respect to the Notes which will guarantee timely payment of interest and ultimate repayment of principal to the holders of the Notes subject to the terms thereof. The Policy will not guarantee payment of principal on the Class A Notes on any Targeted Final Distribution Date or Interest Shortfalls.

_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Interest Distributions: Interest will be distributed on the Class A Notes at a rate equal to the least of (a) One Month LIBOR plus the related margin, (b) the Net WAC Rate and (c) 14.00%.

     Interest will be  distributed  on the VPRN at a rate equal to the lesser of
     (a) One Month LIBOR plus the related margin and (b) the Net WAC Rate.

     The margin on each Class A Note will increase to 0.50% for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised. The margin on the VPRN will increase to 0.50% for each Interest Accrual Period beginning after the Payment Date following the first Payment Date on which the Optional Redemption can be exercised.

     The margin on each Class A Note will increase to 0.25% for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Interest Shortfalls: The Interest Shortfall for any Payment Date and

     (1) any class of Class A Notes is the sum of (A) an amount of interest on such class of Class A Notes calculated at a rate equal to the excess of (i) the lesser of (a) One Month LIBOR plus the related margin and (b) 14.00% over (ii) the Net WAC Rate, plus (B) interest on such amount calculated the applicable Note Rate; and,

     (2) the VPRN is the sum of (A) an amount of interest thereon calculated at a rate equal to the excess of One Month LIBOR plus the related margin over the Net WAC Rate, plus (B) interest on such amount calculated the applicable Note Rate.

     On each Payment Date, any unpaid Interest Shortfalls for such Payment Date and any prior Payment Dates will be distributed to the Notes entitled to such amounts, but only to the extent of available excess interest.

Revolving Period: With respect to any Payment Date during the Revolving Period, no principal (other than excess interest paid to the VPRN holder(s) and allocated to reduce the principal balance thereof in order to build overcollateralization, beginning after the Payment Date in May 2003) will be paid on the Notes, and all principal collections and excess interest will be deposited into the Funding Account and used first to purchase additional balances and second to purchase subsequent mortgage loans.

     The Revolving Period will be the period beginning on the Closing Date and ending on the earlier of (a) the 18 month period ending on the Payment Date in February 2004 and (b) the occurrence of a Rapid Amortization Event specified in the Indenture.


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Managed Amortization
Period:

     On each Payment Date during the Managed Amortization Period, the aggregate amount payable as principal of the Notes will be paid to the VPRN. Principal collections for that Payment Date that are not used to purchase additional balances will be paid as principal of the Notes.

     The Managed Amortization Period will be the period beginning on the Payment Date in March 2004, unless a Rapid Amortization Event has occurred and ending on the earlier of (a) the period ending on the Payment Date in August 2007 and (b) the occurrence of a Rapid Amortization Event.

RapidAmortization  Period:  On each Payment  Date during the Rapid  Amortization
     Period, the aggregate amount payable as principal for the Notes will be paid to the VPRN.

     The Rapid Amortization Period will be the period beginning on the earlier of the first Payment Date following the end of the Managed Amortization Period and the occurrence of a Rapid Amortization Event.

Funding Event: During the Managed Amortization Period, if the VPRN has been reduced to $0, and the Overcollateralization Target Amount has been met, and amounts on deposit in the Reserve Sub-Account exceed $2,000,000, amounts in the Reserve Sub-Account in excess of $2,000,000 may be used to purchase subsequent mortgage loans.

Principal Distributions:  The Trust will make payments of principal on the Class
     A Notes only from the proceeds of an advance from the holder of the VPRN or from the issuance of an additional VPRN, and all principal paid to the Notes will be paid as principal to the VPRN, unless an Early Amortization Event has occurred.

     Principal collections payable on the Notes in excess of the then outstanding VPRN will be held in the Reserve Sub-Account of the Funding Account. The amount held in the Reserve Sub-Account will be paid as principal to the outstanding VPRN on the Payment Date following the respective issuance.

     If an Event of Default (including an Early Amortization Event) occurs payments on the Notes will be made as described below.

     In addition, on each Payment Date after the end of the Revolving Period, to the extent of funds available for the purpose, holder(s) of the VPRN will be entitled to receive certain amounts in reduction of principal, generally equal to liquidation loss amounts and amounts necessary to increase the Overcollateralization Amount to the Overcollateralization Target Amount.

Events of Default An Event of Default exists if following the  applicable  grace period (i) there is a default for five days or more in the payment of any principal of or interest on any note, (ii) there occurs a default in the observance or performance in any material respect of any covenant or agreement or representation or warranty of the issuer made in the indenture, or in any certificate delivered pursuant to the indenture proving to have been incorrect in any material respect as of the time when the same shall have been made that has a material adverse effect on the noteholders or the Credit Enhancer, (iii) there occurs the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the issuer or any substantial part of the trust fund in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the trust fund, or ordering the winding-up or liquidation of the issuer's affairs, (iv) there occurs the commencement by the issuer of a voluntary case under any

_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the issuer or for any substantial part of the assets of the trust fund, or the making by the issuer of any general assignment for the benefit of creditors, or the failure by the issuer generally to pay its debts as those debts become due, or the taking of any action by the issuer in furtherance of any of the foregoing, or (v) the occurrence of an Early Amortization Event.

EarlyAmortization Event: An Early Amortization Event exists if following the applicable grace period: (i) the Class A Notes are downgraded below AAA, Aaa or AAA by S&P, Moody's or Fitch, respectively (for example, as a result of a Credit Enhancer downgrade and failure to provide a AAA/Aaa/AAA surety replacement), (ii) within 10 days after a Targeted Final Distribution Date, the Trust fails to receive an advance from the holders of the VPRN and fails to issue and sell additional VPRN's, (iii) an Event of Default has occurred under the Indenture or an Enhancer Default has occurred and is continuing or (iv) if, (a) for three consecutive months, the average amount in the Reserve Sub-Account] which has not been used during a month to purchase additional balances or subsequent mortgage loans is greater than 30% of that amount plus the amount which had been used during such month to purchase additional balances and subsequent mortgage loans, or (b) for six consecutive months, the average amount in the Reserve Sub-Account which has not been used during a month to purchase additional balances and subsequent mortgage loans is greater than 20%.

     The margin on each Class A Note will increase to 0.25% for each Interest Accrual Period beginning after the Payment Date on which an Early Amortization Event has occurred.

Remedies Upon Event of Default a) If an Event of Default with respect to the Notes at the time outstanding occurs and is continuing, either the Indenture Trustee, acting on the direction of the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer (except if an Enhancer Default,as defined in the Indenture, has occurred and is continuing), may declare all Notes to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the Credit Enhancer or the holders of Notes representing a majority of the aggregate Note Balance, with the written consent of the Credit Enhancer.

     b) If the Notes have been declared to be due and payable, the Indenture Trustee, acting on the direction of the Credit Enhancer or at least 51% of the Noteholders, with the written consent of the Credit Enhancer (except if an Enhancer Default has occurred and is continuing), notwithstanding any acceleration, may elect to maintain possession of the collateral securing the Notes and to continue to apply payments on the collateral as if there had been no declaration of acceleration if the collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if there had not been a declaration.

_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

     c) In any event, if the Event of Default is an Early Amortizaton Event all principal payment on the notes will be applied to each class of Class A Notes and the VPRN on a pro rata basis. In such event, the Credit Enhancer will remain obligated to pay accrued interest on the notes on each Payment Date and to pay all principal due on the Notes by the Legal Final Maturity Date. If an Early Amortization Event occurs, money in the Reserve Sub-Account will be used to pay principal on the Notes on the next Payment Date.

     The Indenture Trustee may not sell or otherwise liquidate the mortgage loans unless, (A) the indenture trustee obtains the consent of the Credit Enhancer and 100% of the noteholders, (B) the proceeds of such sale are sufficient to discharge in full all amounts due and unpaid on the Notes and to reimburse the Credit Enhancer for any amounts owed under the Policy or the Insurance Agreement, or (C) the indenture trustee determines the mortgage loans will not continue to provide sufficient funds for the payment of principal and interest on the Notes as they would have become due, and obtains the consent of the Credit Enhancer and 66 2/3% of the Noteholders.



Optional Redemption: When the total principal balance of the Notes declines to less than 10% of the total original principal balance of the Notes, the Servicer may purchase all of the remaining receivables. If the Servicer purchases the mortgage loans, the outstanding Class A Notes, if any, and the VPRN will be redeemed at a price equal to their remaining principal balance plus accrued and unpaid interest shortfalls and any amounts owed to the Credit Enhancer.


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Banc One Capital Markets, Inc. ("BOCM") in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by BOCM and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither BOCM nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the BOCM Trading Desk at (312) 732-7885.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



                             Initial Mortgage Loans
                             As of the Cut-off Date

TOTAL CURRENT BALANCE:                         $407,191,078.97
NUMBER OF LOANS:                                        15,601

                                                                      Minimum             Maximum
AVG CURRENT BALANCE:                                $26,100.32            $1,000.00        $500,000.00

WAVG LOAN
RATE:                                                    5.59%                3.75%             12.00%
WAVG FULL INDEX LOAN
RATE:                                                    6.47%                4.75%             12.00%

WAVG ORIGINAL CLTV:                                     78.00%                1.21%               100%
WAVG JR
RATIO:                                                  21.98%                0.22%             99.01%

WAVG FICO
SCORE:                                                     722                  543                821

WAVG
DTI:                                                    36.28%                1.62%             79.00%

WAVG ORIGINAL
TERM:                                               221 months            60 months         302 months
WAVG REMAINING
TERM:                                               218 months            42 months         299 months

TOP STATE CONC (%):                           California 23.29%,  Michigan 15.83%,  New Jersey 6.78%
MAXIMUM ZIP CODE CONC (%):                    48306 - 0.47%

ORIGINATION                                                                                   July 31,
DATE:                                                                 Nov. 12, 1992               2002
MATURE                                                                                        June 22,
DATE:                                                                 Jan. 17, 2006               2027



_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


                                                                                         % of Aggregate
                                                                  Principal Balance     Principal Balance
                                                 Number of        Outstanding as of     Outstanding as of
PROPERTY TYPE:                                 Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   -----------------   -------------------   ------------------
Single Family                                           13,168       $340,238,436.13               83.56%
Condominium                                              1,204        $31,119,509.93                7.64%
PUD                                                      1,035        $30,552,683.05                7.50%
2-4 Family                                                 185         $5,142,827.97                1.26%
Manufactured                                                 8           $123,529.45                0.03%
Townhouse                                                    1            $14,092.44               *0.00%
-------------------------------------------   -----------------   -------------------   ------------------
Total                                                   15,601       $407,191,078.97              100.00%
===========================================   =================   ===================   ==================
(*) Greater than 0.00%, less than 0.005%
                                                                                         % of Aggregate
                                                                  Principal Balance     Principal Balance
                                                 Number of        Outstanding as of     Outstanding as of
CURRENT BALANCE ($):                           Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   -----------------   -------------------   ------------------
$0.01 to $25,000.00                                     10,194       $126,599,434.57               31.09%
$25,000.01 to $50,000.00                                 3,692       $130,839,736.22               32.13%
$50,000.01 to $75,000.00                                   889        $54,229,285.01               13.32%
$75,000.01 to $100,000.00                                  475        $42,103,837.78               10.34%
$100,000.01 to $125,000.00                                 116        $13,022,296.83                3.20%
$125,000.01 to $150,000.00                                 126        $17,767,648.42                4.36%
$150,000.01 to $175,000.00                                  29         $4,653,324.77                1.14%
$175,000.01 to $200,000.00                                  39         $7,465,723.13                1.83%
$200,000.01 to $225,000.00                                  14         $2,976,159.33                0.73%
$225,000.01 to $250,000.00                                  16         $3,896,526.73                0.96%
$250,000.01 to $275,000.00                                   3           $770,346.19                0.19%
$275,000.01 to $300,000.00                                   4         $1,175,732.80                0.29%
$325,000.01 to $350,000.00                                   2           $698,464.08                0.17%
$475,000.01 to $500,000.00                                   2           $992,563.11                0.24%
-------------------------------------------   -----------------   -------------------   ------------------
-------------------------------------------   -----------------   -------------------   ------------------
Total                                                   15,601       $407,191,078.97              100.00%
===========================================   =================   ===================   ==================


_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
COMBINED LTV RATIO(%):                        Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
    0.01  -   40.00                                       623        $17,030,326.70                4.18%
  40.01  -   50.00                                        553        $15,625,490.91                3.84%
  50.01  -   60.00                                        871        $22,884,214.43                5.62%
  60.01  -   70.00                                      1,416        $38,049,739.59                9.34%
  70.01  -   80.00                                      4,299       $121,848,150.23               29.92%
  80.01  -   90.00                                      5,474       $125,018,761.44               30.70%
  90.01  - 100.00                                       2,365        $66,734,395.67               16.39%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
LOCATION:                                     Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
California                                              3,578        $94,836,248.34               23.29%
Michigan                                                2,409        $64,439,914.94               15.83%
New Jersey                                                911        $27,624,985.55                6.78%
Massachusetts                                             666        $20,189,522.41                4.96%
New York                                                  535        $15,979,007.39                3.92%
Florida                                                   638        $15,962,419.00                3.92%
Illinois                                                  531        $15,291,644.51                3.76%
Colorado                                                  461        $13,816,638.91                3.39%
Pennsylvania                                              557        $13,659,162.44                3.35%
Connecticut                                               374        $10,924,707.37                2.68%
Arizona                                                   373         $9,879,256.50                2.43%
Washington                                                317         $8,477,595.97                2.08%
Other                                                   4,251        $96,109,975.64               23.60%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
JR RATIO (%) :                                Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
    0.001  -   10.000                                   1,867        $22,122,144.01                5.79%
  10.001  -   20.000                                    7,217       $148,307,198.23               38.84%
  20.001  -   30.000                                    3,044        $88,821,120.27               23.26%
  30.001  -   40.000                                    1,487        $55,571,164.68               14.55%
  40.001  -   50.000                                      742        $31,950,992.65                8.37%
  50.001  -   60.000                                      374        $17,345,289.43                4.54%
  60.001  -   70.000                                      187         $8,535,648.25                2.24%
  70.001  -   80.000                                      113         $5,785,608.13                1.52%
  80.001  -   90.000                                       42         $2,211,181.58                0.58%
  90.001  -  100.000                                       30         $1,198,977.64                0.31%
-------------------------------------------   ----------------    ------------------   ------------------
Total (*)                                              15,103       $381,849,324.87              100.00%
===========================================   ================    ==================   ==================
(*) Second liens only.
                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
LOAN RATE (%):                                Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
3.000 - 3.999                                              11           $245,060.51                0.06%
4.000 - 4.999                                           7,993       $234,801,192.96               57.66%
5.000 - 5.999                                           2,673        $60,820,516.15               14.94%
6.000 - 6.999                                           2,030        $42,505,058.76               10.44%
7.000 - 7.999                                           1,155        $26,739,829.48                6.57%
8.000 - 8.999                                             789        $21,826,777.78                5.36%
9.000 - 9.999                                             518        $12,131,286.97                2.98%
10.000 - 10.999                                           238         $4,735,634.01                1.16%
11.000 - 11.999                                           192         $3,360,094.78                0.83%
12.000 - 12.999                                             2            $25,627.57                0.01%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
FULLY INDEXED LOAN RATE (%):                  Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
4.000 - 4.999                                             615        $20,356,592.65                5.00%
5.000 - 5.999                                           5,312       $149,625,684.49               36.75%
6.000 - 6.999                                           4,605       $110,778,407.28               27.21%
7.000 - 7.999                                           2,767        $71,184,903.65               17.48%
8.000 - 8.999                                           1,119        $29,537,293.80                7.25%
9.000 - 9.999                                             747        $17,524,167.62                4.30%
10.000 - 10.999                                           240         $4,754,634.01                1.17%
11.000 - 11.999                                           194         $3,403,767.90                0.84%
12.000 - 12.999                                             2            $25,627.57                0.01%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
FULLY INDEXED MARGIN (%):                     Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
0.000  -  0.999                                         4,931       $142,938,033.41               35.10%
1.000  -  1.999                                         4,783       $119,056,679.16               29.24%
2.000  -  2.999                                         3,196        $79,884,377.97               19.62%
3.000  -  3.999                                         1,240        $32,890,545.21                8.08%
4.000  -  4.999                                           881        $21,306,247.78                5.23%
5.000  -  5.999                                           283         $6,084,328.60                1.49%
6.000  -  6.999                                           275         $4,895,436.40                1.20%
7.000  -  7.999                                            12           $135,430.44                0.03%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================


_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.




                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
CREDIT UTILIZATION RATE (%):                  Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
     0.01  -   10.00                                      831         $3,171,370.22                0.78%
   10.01  -   20.00                                     1,161         $9,159,143.32                2.25%
   20.01  -   30.00                                     1,072        $12,368,561.01                3.04%
   30.01  -   40.00                                     1,178        $17,572,853.00                4.32%
   40.01  -   50.00                                     1,142        $21,390,556.81                5.25%
   50.01  -   60.00                                     1,063        $23,266,410.58                5.71%
   60.01  -   70.00                                     1,117        $28,725,193.72                7.05%
   70.01  -   80.00                                     1,130        $33,072,048.52                8.12%
   80.01  -   90.00                                     1,086        $37,543,868.11                9.22%
   90.01  - 100.00                                      5,821       $220,921,073.68               54.25%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
CREDIT LIMITS ($):                            Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
       7,500.00  -     25,000.00                        6,570        $79,352,560.32               19.49%
     25,000.01  -     50,000.00                         5,432       $134,843,956.11               33.12%
     50,000.01  -     75,000.00                         1,478        $58,056,588.37               14.26%
     75,000.01  -   100,000.00                          1,229        $59,025,424.52               14.50%
   100,000.01  -   125,000.00                             223        $13,466,170.03                3.31%
   125,000.01  -   150,000.00                             448        $33,402,501.18                8.20%
   150,000.01  -   175,000.00                              37         $4,433,998.48                1.09%
   175,000.01  -   200,000.00                              67         $8,880,456.81                2.18%
   200,000.01  -   225,000.00                              24         $2,414,034.56                0.59%
   225,000.01  -   250,000.00                              69         $8,230,554.77                2.02%
   250,000.01  -   275,000.00                               3           $755,100.00                0.19%
   275,000.01  -   300,000.00                              10         $1,793,744.36                0.44%
   300,000.01  -   325,000.00                               1           $139,687.90                0.03%
   325,000.01  -   350,000.00                               6         $1,122,392.26                0.28%
   375,000.01  -   400,000.00                               1           $251,346.19                0.06%
   475,000.01  -   500,000.00                               3         $1,022,563.11                0.24%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
MAX LOAN RATE (%):                            Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
14.000  -  14.999                                           1            $33,000.00                0.01%
15.000  -  15.999                                          54         $1,234,422.08                0.30%
16.000  -  16.999                                          44           $737,619.88                0.18%
18.000  -  18.999                                      15,502       $405,186,037.01               99.51%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
REMAINING TERM (MONTHS):                      Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
   40 -   60                                                5            $54,100.00                0.01%
   61 - 120                                               577        $17,335,698.69                4.26%
 121 - 180                                              8,133       $241,636,908.09               59.34%
 241 - 300                                              6,886       $148,164,372.19               36.39%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
LIEN POSITION:                                Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
 Second                                                15,103       $381,849,324.87               93.78%
 First                                                    498        $25,341,754.10                6.22%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
DEBT-TO-INCOME RATIO (%):                     Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
  0.001  -  10.000                                         75         $3,518,734.09                0.86%
10.001  -  20.000                                       1,022        $28,080,094.96                6.90%
20.001  -  30.000                                       3,514        $85,506,205.62               21.00%
30.001  -  40.000                                       5,141       $131,133,555.15               32.20%
40.001  -  50.000                                       4,944       $131,640,678.04               32.33%
50.001  -  60.000                                         813        $24,618,100.23                6.05%
60.001  -  70.000                                          79         $2,363,886.25                0.58%
70.001  -  80.000                                          13           $329,824.63                0.08%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
TEASER EXPIRATION MONTH:                      Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
None                                                    8,031       $190,183,051.33               46.71%
September-02                                            3,144        $86,046,550.29               21.13%
August-02                                               2,571        $71,969,962.71               17.67%
October-02                                              1,814        $57,404,624.52               14.10%
November-02                                                40         $1,580,424.51                0.39%
June-03                                                     1             $6,465.61               *0.00%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

(*) Greater than 0.00%, less than 0.005%




                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
DOCUMENTATION:                                Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
Standard                                               12,976       $330,061,176.52               81.06%
Family First Direct                                     1,496        $40,487,464.51                9.94%
Select                                                    288        $15,819,860.84                3.89%
No Income Verified                                        258         $7,663,925.89                1.88%
No Income/No Appraisal                                    344         $7,567,746.05                1.86%
GM Expanded Family                                         86         $2,536,345.20                0.62%
Super Express                                              93         $1,831,364.78                0.45%
Streamline                                                 44           $794,599.63                0.20%
Express                                                    11           $245,028.15                0.06%
Alternative                                                 5           $183,567.40                0.05%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
OCCUPANCY:                                    Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
Owner Occupied                                         15,355       $396,492,646.09               97.37%
Second Home                                               246        $10,698,432.88                2.63%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
PURPOSE:                                      Mortgage Loans      the Cut-off Date     the Cut-off Date
-------------------------------------------   ----------------    ------------------   ------------------
Other                                                  11,287       $294,448,096.12               72.31%
Debt Consolidation                                      2,916        $69,840,887.65               17.15%
Home Improvement                                        1,373        $42,487,197.16               10.43%
Education Expense                                          25           $414,898.04                0.10%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================

_______________________________________________________________________________

This  information is furnished to you solely by Banc One Capital  Markets,  Inc.
("BOCM") and not by the Issuer of the securities or any of its affiliates.  Banc
One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.





                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
ORIGINATION YEAR:                             Mortgage Loans      the Cut-off Date     the Cut-off Date
------------------------------------------- - ---------------- -- ------------------ - ------------------
2002                                                   14,380       $390,545,584.92               95.91%
2001                                                    1,192        $15,942,583.35                3.92%
2000                                                       16           $345,863.77                0.08%
1992                                                        2           $158,853.68                0.04%
1999                                                        5           $128,379.53                0.03%
1993                                                        2            $20,713.72                0.01%
1996                                                        4            $49,100.00                0.01%
-------------------------------------------   ----------------    ------------------   ------------------
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================
===========================================   ================    ==================   ==================

                                                                                       % of Aggregate
                                                                  Principal Balance    Principal Balance
                                              Number of           Outstanding as of    Outstanding as of
FICO SCORE:                                   Mortgage Loans      the Cut-off Date     the Cut-off Date
=========================================== = ================ == ================== = ==================
540 - 559                                                   2            $27,500.00                0.01%
560 - 579                                                   1            $86,000.00                0.02%
580 - 599                                                   6           $203,924.43                0.05%
600 - 619                                                  15           $517,414.81                0.13%
620 - 639                                                 788        $17,308,794.36                4.25%
640 - 659                                               1,234        $29,779,782.00                7.31%
660 - 679                                               1,569        $38,033,402.48                9.34%
680 - 699                                               1,872        $50,666,898.04               12.44%
700 - 719                                               1,986        $53,329,243.75               13.10%
720 - 739                                               2,140        $57,223,272.09               14.05%
740 - 759                                               1,976        $50,957,579.95               12.51%
760 - 779                                               2,134        $56,916,709.42               13.98%
780 - 799                                               1,528        $42,476,507.90               10.43%
800 - 819                                                 303         $8,219,922.09                2.02%
820 - 839                                                   2           $200,846.28                0.05%
N/A                                                        45         $1,243,281.37                0.31%
-------------------------------------------   ----------------    ------------------   ------------------
Total                                                  15,601       $407,191,078.97              100.00%
===========================================   ================    ==================   ==================




_______________________________________________________________________________

This information is furnished to you solely by Banc One Capital Markets, Inc. ("BOCM") and not by the Issuer of the securities or any of its affiliates. Banc One Capital Markets, Inc. ("BOCM") is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.